EXHIBIT A

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: January 23, 2007                 AMVESCAP PLC


                                        By: /s/ Lisa Brinkley
                                            ------------------------------------
                                        Name: Lisa Brinkley
                                        Title: Global Compliance Director


                                        AIM Advisors, Inc.


                                        By: /s/ Todd Spillane
                                            ------------------------------------
                                        Name: Todd Spillane
                                        Title: Chief Compliance Officer


                                        AIM Capital Management, Inc.


                                        By: /s/ Todd Spillane
                                            ------------------------------------
                                        Name: Todd Spillane
                                        Title: Chief Compliance Officer


                                        INVESCO Private Capital, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        PowerShares Capital Management LLC


                                        By: /s/ Kevin Gustafson
                                            ------------------------------------
                                        Name: Kevin Gustafson
                                        Title: General Counsel & COO